SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of report: August 18, 1997

                            US Airways Group, Inc.
                       (Commission file number: 1-8444)

                                      and

                               US Airways, Inc.
                       (Commission file number: 1-8442)

          (Exact names of registrants as specified in their charters)

            Delaware                   US Airways Group, Inc. 54-1194634
     (State of Incorporation           US Airways, Inc.        53-0218143
      of both registrants)             (I.R.S. Employer Identification Nos.)

                            US Airways Group, Inc.
                    2345 Crystal Drive, Arlington, VA 22227
                   (Address of principal, executive offices)
                                (703) 872-5306
                        (Registrant's telephone number)

                               US Airways, Inc.
                    2345 Crystal Drive, Arlington, VA 22227
                   (Address of principal, executive offices)
                                (703) 872-5306
                        (Registrant's telephone number)




Item 5.  Other Events

      On August 18, 1997, US Airways Group, Inc. issued a press release, which is attached hereto as Exhibit 99.1.



Item 7.  Financial Statements and Exhibits

(c)  Exhibits

    Designation                          Description

          99.1        Press Release entitled "US Airways to
                      Redeem Series B Preferred Stock"



                                  SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                 US Airways Group, Inc.

Date: August 18, 1997         By:/s/ Lawrence M. Nagin
                                 ------------------------------------
                                 Lawrence M. Nagin
                                 Executive Vice President,
                                 Corporate Affairs & General
                                 Counsel

                                 US Airways, Inc.

Date: August 18, 1997         By:/s/ Lawrence M. Nagin
                                 ------------------------------------
                                 Lawrence M. Nagin
                                 Executive Vice President,
                                 Corporate Affairs & General
                                 Counsel



                              EXHIBIT INDEX

Exhibit No.                  Description                   Page

99.1           Press Release entitled "US                   N/A
               Airways to Redeem Series B
               Preferred Stock"